UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2008

AUTOINFO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-11497	13-2867481

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6413 Congress Ave – Suite 260 Boca Raton	33487

(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (561) 988-9456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

          On May 8, 2008, AutoInfo, Inc. issued a press release a copy of the press release is attached as Exhibit 99.1.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

          (d) Exhibits:

Exhibit Number	Description

99.1	Press release dated May 8, 2008.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoInfo, Inc.

Dated: May 8, 2008	By:	/s/ Harry M. Wachtel

Harry M. Wachtel,
President and Chief Executive Officer

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